UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 12, 2006

ADAPTEC, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-15071	94-2748530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

691 S. Milpitas Boulevard

 Milpitas, CA

95035

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 945-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to 2005 Deferred Compensation Plan

On October 12, 2006, the Board of Directors of Adaptec, Inc. (the “Company”) approved an amendment to Adaptec 2005 Deferred Compensation Plan (the “Plan”).  The Company’s executive officers and non-employee directors are eligible to participate in the Plan.  The Board amended the Plan, effective as of December 31, 2006, to cease additional contributions under the Plan for current Plan participants, and to close the Plan to future participants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2006	ADAPTEC, INC.

	By:	/s/ Christopher O’Meara
Christopher O’Meara
Vice President and Chief Financial Officer